FOURTH AMENDMENT TO THE
FIRST CITIZENS COMMUNITY BANK
SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

This Fourth Amendment (this “Amendment”) to the First Citizens Community Bank Supplemental Executive Retirement Plan, as amended (the “SERP”), is effective as of June 16, 2026.

W I T N E S S E T H:

WHEREAS, First Citizens Community Bank (the “Bank”) maintains the SERP for the benefit of certain senior officers; and

WHEREAS, the Board of Directors of the Bank resolved to amend the SERP to make certain modifications, effective as of June 16, 2026.

NOW, THEREFORE, the SERP is hereby amended as follows:

  Appendix A to the SERP is deleted in its entirety, to be replaced by the Appendix A attached to this Amendment.

  Appendix B to the SERP is deleted in its entirety, to be replaced by the Appendix B attached to this Amendment.

IN WITNESS WHEREOF, the Bank has caused this Amendment to be executed by its duly authorized officer on June 16, 2026.

By: Gina Marie Boor
Title: Corporate Secretary
Signature: /s/ Gina Marie Boor

APPENDIX A

Plan Participants

Executive

Benefit Percentage

Randall E. Black

16.4% of Final Average Pay

Stephen J. Guillaume            10.0% of Final Average Pay

APPENDIX B

Stephen J. Guillaume